UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

______________________________

Date of report (Date of earliest event reported): January 25, 2006

BRIDGE STREET FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50105 (Commission File Number)	13-4217332 (IRS Employer Identification No.)

300 State Route 104

Oswego, New York 13126

(Address of principal executive offices) (Zip Code)

(315) 343-4100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 25, 2006, Bridge Street Financial, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter of the 2005 fiscal year. A copy of the press release is attached as Exhibit No. 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release dated January 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE STREET FINANCIAL, INC.

By:            /s/ Eugene R. Sunderhaft

Name:	Eugene R. Sunderhaft
Title:	Senior Vice President and Chief Financial Officer

Date: January 26, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 25, 2006